Exhibit 99.1

NEWS RELEASE

CONTANGO ORE, INC.

CONTANGO ORE ANNOUNCES $50 MILLION UNDERWRITTEN PUBLIC OFFERING

OF COMMON STOCK AND PRE-FUNDED WARRANTS

FAIRBANKS, AK – (September 25, 2025) – Contango ORE, Inc. (“Contango” or the “Company”) (NYSE American: CTGO), is pleased to announce that it has priced its underwritten public offering (the “Offering”) of common shares (the “Shares”) of the Company consisting of 1,975,000 shares of its common stock at a public offering price of $20.00 per share to two institutional investors. In the Offering, Contango also offered a pre-funded warrant to purchase 525,000 shares of its common stock at a purchase price of $19.99 per share, which equals the public offering price per share of the common stock less the $0.01 exercise price per share of each pre-funded warrant. Aggregate gross proceeds from the Offering will be approximately $50 million, before deducting underwriting discounts and commissions and other offering expenses, and excluding the exercise of the pre-funded warrant. All the Shares and pre-funded warrants in the Offering are to be sold by Contango. The closing of the Offering is expected to occur on or about September 26, 2025, subject to the satisfaction of customary closing conditions.

The Company intends to use the net proceeds from the Offering to fund advancement of its fully permitted Lucky Shot project to a mine production decision over the next two years by completing underground and surface-based drilling and underground development work. Proceeds will also be used to advance the Company’s Johnson Tract project, subject to receipt of appropriate permits, by mobilizing all equipment necessary to complete road construction to the planned portal, winterizing the project’s camp for year-round operations, starting construction of an exploration tunnel in order conduct advanced exploration drilling, and completing a feasibility-level mine plan. Ongoing permitting activities will continue throughout a mine evaluation stage. Any remaining proceeds will also be used for general corporate purposes, including working capital.

Canaccord Genuity is acting as Sole Bookrunner for the Offering. Cormark Securities is acting as Lead Manager, and Maxim Group LLC, Roth Capital Partners, and Freedom Capital Markets are acting as Co-Managers for the Offering.

The Offering is being made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-283285) previously filed with the U.S. Securities and Exchange Commission (“SEC”) and declared effective on November 27, 2024. The Shares and the pre-funded warrants may be offered only by means of a prospectus. A preliminary prospectus supplement and the accompanying prospectus relating to and describing the terms of the Offering, which form a part of the effective registration statement, were filed with the SEC and available on the SEC’s website at www.sec.gov/edgar. When available, copies of the final prospectus supplement and accompanying prospectus relating to the Offering may also be obtained by contacting Canaccord Genuity LLC, Attention: Syndication Department, 1 Post Office Square, 30th Floor, Boston, MA 02109, or by email at prospectus@cgf.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

ABOUT CONTANGO

Contango is a NYSE American listed company that engages in exploration for gold and associated minerals in Alaska. Contango holds a 30% interest in Peak Gold, LLC (the “Peak Gold JV”), which leases approximately 675,000 acres of land for exploration and development on the Manh Choh project, with the remaining 70% owned by KG Mining (Alaska), Inc., an indirect subsidiary of Kinross Gold Corporation, operator of the Peak Gold JV. The Company and its subsidiaries also have (i) a lease on the Johnson Tract project from the underlying owner, CIRI Native Corporation, (ii) a lease on the Lucky Shot project from the underlying owner, Alaska Hardrock Inc., (iii) 100% ownership of approximately 8,600 acres of peripheral State of Alaska mining claims, and (iv) a 100% interest in approximately 145,000 acres of State of Alaska mining claims that give Contango the exclusive right to explore and develop minerals on these lands. Additional information can be found on our web page at www.contangoore.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements regarding Contango that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, based on Contango’s current expectations and includes statements regarding the anticipated closing of the Offering, the expected gross proceeds from the Offering and the expected use of proceeds from the Offering. , the assumptions upon which estimates are based and other expectations, beliefs, plans, objectives, assumptions, strategies or statements about future events or performance (often, but not always, using words such as “expects”, “projects”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, “probable”, or “intends”, or stating that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved). Forward-looking statements are based on current expectations, estimates and projections that involve risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to: the timing of the Offering, satisfaction of customary closing conditions related to the Offering and sale of the shares of common stock and the accompanying warrants, and Contango’s ability to complete the Offering; the results of unwinding hedging contracts; the risks of the exploration and mining industry (for example, operational risks in exploring for, developing mineral reserves; risks and uncertainties involving geology; the speculative nature of the mining industry; the uncertainty of estimates and projections relating to future production, costs and expenses; the volatility of natural resources prices, including prices of gold and associated minerals; the existence and extent of commercially exploitable minerals in properties acquired by Contango or the Peak Gold JV; ability to realize the anticipated benefits of the Peak Gold JV; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; the interpretation of exploration results and the estimation of mineral resources; the loss of key employees or consultants; health, safety and environmental risks and risks related to weather and other natural disasters); uncertainties as to the availability and cost of financing; Contango’s inability to retain or maintain its relative ownership interest in the Peak Gold JV; inability to realize expected value from acquisitions; inability of our management team to execute its plans to meet its goals; the extent of disruptions caused by an outbreak of disease; and the possibility that government policies may change, political developments may occur or governmental approvals may be delayed or withheld, including as a result of presidential and congressional elections in the U.S. or the inability to obtain mining permits. Additional information on these and other factors which could affect Contango’s exploration program or financial results are included in Contango’s other reports on file with the SEC. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Contango does not assume any obligation to update forward-looking statements should circumstances or management’s estimates or opinions change.

CONTACTS

Contango ORE, Inc.

Rick Van Nieuwenhuyse

(907) 888-4273

www.contangoore.com